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                   MORGAN STANLEY INSTITUTIONAL FUND TRUST -
                    INVESTMENT GRADE FIXED INCOME PORTFOLIO
                          ITEM 77(O) 10F-3 TRANSACTIONS
                       APRIL 1, 2010 - SEPTEMBER 30, 2010


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
   SECURITY       PURCHASE/    SIZE OF      OFFERING       TOTAL        AMOUNT OF     % OF    % OF
   PURCHASED     TRADE DATE    OFFERING     PRICE OF     AMOUNT OF       SHARES     OFFERING  FUNDS       BROKERS        PURCHASED
                                             SHARES      OFFERING       PURCHASED   PURCHASED  TOTAL                       FROM
                                                                         BY FUND     BY FUND  ASSETS
---------------- ---------- --------------- --------- ----------------- ----------- --------- ------- ----------------  ------------
                                                                                                      Credit
Southern                                                                                              Suisse,
Copper Corp                                                                                           Goldman
5.375% Due                                                                                            Sachs & Co,       Credit
4/16/2020        04/13/10     -              $99.481    $400,000,000.00   45,000.00    0.01%    0.05% Morgan            Suisse
                                                                                                      Stanley,          Securities
                                                                                                      BBVA
                                                                                                      Securities
                                                                                                      BofA
                                                                                                      Merrill
                                                                                                      Lynch
---------------- ---------- --------------- --------- ----------------- ----------- --------- ------- ----------------  ------------
                                                                                                      Credit            Credit
US                                                                                                    Suisse,           Suisse
Bank NA -                                                                                             Morgan            Securities
Cincinnati       04/26/10     -             $100.000    $500,000,000.00  275,000.00    0.05%    0.28% Stanley, US       (USA)
3.778% due                                                                                            Bancorp,          LLC
4/29/2020                                                                                             Aladdin
                                                                                                      Capital
                                                                                                      LLC,
                                                                                                      Loop
                                                                                                      Capital
                                                                                                      Markets
---------------- ---------- --------------- --------- ----------------- ----------- --------- ------- ----------------  ------------
                                                                                                      Goldman,
                                                                                                      Sachs &
                                                                                                      Co., J.P.
                                                                                                      Morgan,
                                                                                                      Morgan
                                                                                                      Stanley,
                                                                                                      BofA
                                                                                                      Merrill
                                                                                                      Lynch,
                                                                                                      Citi,
                                                                                                      Barclays
                                                                                                      Capital,
NBC                                                                                                   BNP
Universal                                                                                             Paribas,
Inc. 5.150%                                                                                           Credit
due 4/30/2020    04/27/10     -              $99.845  $2,000,000,000.00  150,000.00    0.01%    0.17% Suisse,           JP Morgan
                                                                                                      Deutsche
                                                                                                      Bank
                                                                                                      Securities,
                                                                                                      Mitsubishi
                                                                                                      UFJ
                                                                                                      Securities,
                                                                                                      RBS, UBS
                                                                                                      Investment
                                                                                                      Bank,
                                                                                                      Mitsubishi
                                                                                                      UFJ
                                                                                                      Securities,
                                                                                                      Wells Fargo
                                                                                                      Securities,
                                                                                                      Blaylock
                                                                                                      Robert Van,
                                                                                                      LLC,
                                                                                                      CastleOak
                                                                                                      Securities,
                                                                                                      L.P., Loop
                                                                                                      Capital
                                                                                                      Markets,
                                                                                                      LLC,
                                                                                                      Ramirez
                                                                                                      &Co., Inc.,
                                                                                                      The
                                                                                                      Williams
                                                                                                      Capital
                                                                                                      Group, L.P.
---------------- ---------- --------------- --------- ----------------- ----------- --------- ------- ----------------  ------------
Missouri                                                                                              Morgan
Higher                                                                                                Stanley,
Education                                                                                             BMO Capital       BMO Capital
Loan 1.3567%     05/19/10     -             $100.000    $822,500,000.00 $150,000.00    0.02%    0.17% Markets           Markets
Due 8/27/2029
---------------- ---------- --------------- --------- ----------------- ----------- --------- ------- ----------------  ------------
                                                                                                      BofA
                                                                                                      Merrill
                                                                                                      Lynch,
                                                                                                      Barclays
                                                                                                      Capital,
                                                                                                      Citi,
                                                                                                      Goldman,
                                                                                                      Sachs &
                                                                                                      Co.,
                                                                                                      JPMorgan,
                                                                                                      Morgan
                                                                                                      Stanley,
                                                                                                      Cabrera
                                                                                                      Capital
                                                                                                      Markets,
                                                                                                      Inc.,
                                                                                                      Fidelity
New                                                                                                   Capital
York NY                                                                                               Markets,
City             05/19/10     -             $100.000    $250,000,000.00   70,000.00    0.03%    0.08% Jackson           Merrill
Transition                                                                                            Securities,       Lynch
5.267% Due                                                                                            Jefferies &
5/1/2027                                                                                              Company,
                                                                                                      Loop
                                                                                                      Capital
                                                                                                      Markets
                                                                                                      LLC, M.R.
                                                                                                      Beal &
                                                                                                      Company,
                                                                                                      Ramirez &
                                                                                                      Co., Inc.,
                                                                                                      Rice
                                                                                                      Financial
                                                                                                      Products
                                                                                                      Company,
                                                                                                      Roosevelt
                                                                                                      and Cross
                                                                                                      Incorporated,
                                                                                                      Siebert
                                                                                                      Brandford
                                                                                                      Shank & Co.
                                                                                                      LLC, Wells
                                                                                                      Fargo Bank,
                                                                                                      National
                                                                                                      Association,
                                                                                                      Morgan
                                                                                                      Keegan &
                                                                                                      Company,
                                                                                                      Inc.,
                                                                                                      Oppenheimer
                                                                                                      & Co.,
                                                                                                      Inc.,
                                                                                                      Raymond
                                                                                                      James &
                                                                                                      Associates,
                                                                                                      Inc., RBC
                                                                                                      Capital
                                                                                                      Markets,
                                                                                                      Southwest
                                                                                                      Securities,
                                                                                                      Inc.,
                                                                                                      Stifel
                                                                                                      Nicolaus,
                                                                                                      Stone &
                                                                                                      Youngberg
---------------- ---------- --------------- --------- ----------------- ----------- --------- ------- ----------------  ------------
                                                                                                      Citi, J.P.
                                                                                                      Morgan,
                                                                                                      BofA
                                                                                                      Merrill
                                                                                                      Lynch,
                                                                                                      Credit
                                                                                                      Suisse,
                                                                                                      RBS,
                                                                                                      Barclays
                                                                                                      Capital,
                                                                                                      BNP
                                                                                                      Paribas,
Discovery                                                                                             Credit
Communications                                                                                        Agricole
LLC 5.050%       05/26/10     -              $99.675  $1,300,000,000.00  130,000.00    0.01%    0.15% CIB,              JP Morgan
due 6/1/2020                                                                                          Goldman,          Securities,
                                                                                                      Sachs &           Inc.
                                                                                                      Co., Morgan
                                                                                                      Stanley,
                                                                                                      RBC Capital
                                                                                                      Markets,
                                                                                                      Scotia
                                                                                                      Capital,
                                                                                                      SunTrust
                                                                                                      Robinson
                                                                                                      Humphrey,
                                                                                                      Wells Fargo
                                                                                                      Securities
---------------- ---------- --------------- --------- ----------------- ----------- --------- ------- ----------------  ------------
                                                                                                      Barclays
Altria Group                                                                                          Capital,
Inc. 4.125%                                                                                           Credit
due 9/11/2015                                                                                         Suisse,           Barclays
                 06/08/10     -              $99.574    $800,000,000.00  115,000.00    0.01%    0.13% Deutsche          Capital,
                                                                                                      Bank              Inc.
                                                                                                      Securities,
                                                                                                      CastleOak
                                                                                                      Securities,
                                                                                                      L.P., Citi,
                                                                                                      Goldman
                                                                                                      Sachs &
                                                                                                      Co., HSBC,
                                                                                                      JP Morgan,
                                                                                                      Morgan
                                                                                                      Stanley,
                                                                                                      RBS,
                                                                                                      Santander,
                                                                                                      Scotia
                                                                                                      Capital,
                                                                                                      The
                                                                                                      Williams
                                                                                                      Capital
                                                                                                      Group, L.P.
---------------- ---------- --------------- --------- ----------------- ----------- --------- ------- ----------------  ------------
                                                                                                      Credit
Genzyme                                                                                               Suisse,
Corp. 3.625%                                                                                          Goldman           Credit
due 6/15/2015    06/14/10     -              $99.684    $500,000,000.00   85,000.00    0.02%    0.10% Sachs &           Suisse
                                                                                                      Co., BofA         Securities
                                                                                                      Merrill
                                                                                                      Lynch,
                                                                                                      Citi,
                                                                                                      Morgan
                                                                                                      Stanley,
                                                                                                      RBS, Wells
                                                                                                      Fargo
                                                                                                      Securities
---------------- ---------- --------------- --------- ----------------- ----------- --------- ------- ----------------  ------------
                                                                                                      Credit
Teva                                                                                                  Suisse,
Pharmaceutical                                                                                        Goldman,
Finance II       06/15/10     -              $99.876  $1,000,000,000.00  280,000.00    0.03%    0.28% Sachs &           Goldman
3.000% due                                                                                            Co., Morgan       Sachs
6/15/2015                                                                                             Stanley,
                                                                                                      Barclays
                                                                                                      Capital,
                                                                                                      Citi, BNP
                                                                                                      Paribas,
                                                                                                      Credit
                                                                                                      Agricole
                                                                                                      CIB, HSBC
---------------- ---------- --------------- --------- ----------------- ----------- --------- ------- ----------------  ------------
                                                                                                      BofA
Pall corp.                                                                                            Merrill
5.000% due       06/15/10     -              $99.465    $375,000,000.00   85,000.00    0.02%    0.10% Lynch, J.P.       Banc of
6/15/2020                                                                                             Morgan,           America
                                                                                                      HSBC              Securities
                                                                                                      Securities
                                                                                                      (USA),
                                                                                                      Wells Fargo
                                                                                                      Securities,
                                                                                                      Daiwa
                                                                                                      Capital
                                                                                                      Markets
                                                                                                      America,
                                                                                                      Mitsubishi
                                                                                                      UFJ
                                                                                                      Securities
                                                                                                      (USA), ANZ
                                                                                                      Securities,
                                                                                                      Banca IMI,
                                                                                                      BNP
                                                                                                      Paribas,
                                                                                                      Commerzbank,
                                                                                                      ING
---------------- ---------- --------------- --------- ----------------- ----------- --------- ------- ----------------  ------------
                                                                                                      Citi, J.P.
Prudential                                                                                            Morgan,
Financial        06/16/10     -              $99.390    $650,000,000.00   60,000.00    0.01%    0.07% Wells Fargo       JP Morgan
Inc. 5.375%                                                                                           Securities,
due 6/21/2020                                                                                         BNY Mellon
                                                                                                      Capital
                                                                                                      Markets,
                                                                                                      LLC,
                                                                                                      Mitsubishi
                                                                                                      UFJ
                                                                                                      Securities,
                                                                                                      Nikko Bank
                                                                                                      (Luxembourg)
                                                                                                      S.A.,
                                                                                                      Cabrera
                                                                                                      Capital
                                                                                                      Markets,
                                                                                                      LLC,
                                                                                                      Loop
                                                                                                      Capital
                                                                                                      Markets,
                                                                                                      Siebert
                                                                                                      Capital
                                                                                                      Markets
---------------- ---------- --------------- --------- ----------------- ----------- --------- ------- ----------------  ------------
Westpac                                                                                               HSBC, J.P.        HSBC
Banking Corp                                                                                          Morgan,           Securities
3.00% due        07/26/10     -              $99.540  $2,000,000,000.00  165,000.00    0.01%    0.19% Morgan            (USA)
8/4/2015                                                                                              Stanley           Inc.
---------------- ---------- --------------- --------- ----------------- ----------- --------- ------- ----------------  ------------
                                                                                                      J.P.
Omnicom                                                                                               Morgan,
Group Inc.                                                                                            BofA
4.450% due                                                                                            Merrill
8/15/2020        08/02/10     -              $99.654  $1,000,000,000.00  130,000.00    0.01%    0.15% Lynch,            J.P. Morgan
                                                                                                      Citi,             Securities,
                                                                                                      Deutsche          Inc.
                                                                                                      Bank
                                                                                                      Securities,
                                                                                                      HSBC,
                                                                                                      Barclays
                                                                                                      Capital,
                                                                                                      Wells Fargo
                                                                                                      Securities,
                                                                                                      BNP
                                                                                                      Paribas,
                                                                                                      Morgan
                                                                                                      Stanley,
                                                                                                      Societe
                                                                                                      Generale,
                                                                                                      UBS
                                                                                                      Investment
                                                                                                      Bank, ANZ
                                                                                                      Securities,
                                                                                                      Banca IMI,
                                                                                                      BBVA
                                                                                                      Securities,
                                                                                                      RBS
---------------- ---------- --------------- --------- ----------------- ----------- --------- ------- ----------------  ------------
                                                                                                      Banc of
ING Bank of                                                                                           America
NV 3.000%        08/17/10     -              $99.732    $750,000,000.00  130,000.00    0.02%    0.15% Securities        Banc of
due 9/1/2015                                                                                          LLC, Morgan       America
                                                                                                      Stanley *         Securities
                                                                                                      Co.
                                                                                                      Incorporated,
                                                                                                      ING Bank
                                                                                                      N.V.
---------------- ---------- --------------- --------- ----------------- ----------- --------- ------- ----------------  ------------
Societe          9/7/2010   $2,000,000,000   $99.968  $1,000,000,000     130,000      0.013%  0.15%   BofA Merrill      Banc of
Generale                                                                                              Lynch, JPMorgan,  America
3.100% due                                                                                            Morgan Stanley,
9/14/2015                                                                                             Societe General
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